AMENDMENT NO. 1 TO
                         COMMON STOCK PURCHASE A WARRANT


         THIS AMENDMENT NO. 1 to Common Stock A Warrant is made and entered into as of this 15th day of June, 2004 by and between XRG, Inc., a Delaware corporation (the "Company"), and Barron Partners LP, or its registered assigns (the "Warrant Holder"). All capitalized terms used but not defined in this Amendment No. 1 shall have the meanings ascribed to them in that certain XRG, Inc. Common Stock Purchase A Warrant issued on or about March 31, 2004 to Barron Partners LP (the "Warrant").

         FOR TEN DOLLARS ($10.00) in hand, and other good and valuable consideration, including the inducement and facilitation of additional financing for the Company, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Company and Warrant Holder agree as follows:

1. The "Expiration Date" of March 31, 2009 is hereby deleted and replaced with the Expiration Date of March 31, 2006 (or eighteen months of effectiveness of a Registration Statement subsequent to the date of this Amendment, whichever is longer).

2. The "Exercise Price" and "Exercise Price per Share" of $0.10 is hereby deleted and replaced with the Exercise Price per Share of $0.01.

3.   Section 7.d. of the Warrant is hereby deleted.

4.   Section 7.e. of the Warrant is hereby deleted.

5.   Section 5.e. of the Warrant is hereby deleted.

6. The Form of Election to Purchase is deleted and replaced and superseded by the Amended Form of Election attached hereto as Appendix A.

         IN WITNESS WHEREOF, this Amendment No. 1 to XRG, Inc. Common Stock Purchase A Warrant is executed and delivered as of the day and year first above printed.

                                    XRG, Inc.


                                    By:
                                        -------------------------------
                                    Name:
                                          ---------------------
                                    Title:
                                           -----------------------------


Accepted:

BARRON PARTNERS LP


By:
    ----------------------------------------------------------
         Andrew Barron Worden, Managing Partner

                                   Appendix A

                      AMENDED FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:    XRG, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase 51,315,789 shares of Common Stock ("Common Stock"), $0.001 par value, of XRG, Inc. and encloses one warrant and $0.01 in cash and/or common stock of the Company (or the right thereto) for each Warrant Share being purchased, which sum/value represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

Barron Partners LP
730 Fifth Avenue, 9th Floor
New York NY 10019

43-1981699
-----------------------------------------------------------------------
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

---------------------------------------------------

---------------------------------------------------

---------------------------------------------------
(Please print name and address)

Dated:
       -----------------------------





                  Name of Warrant Holder:


                  --------------------------------
                  Andrew Barron Worden
                  Managing Partner
                  Barron Partners LP
                  730 Fifth Avenue, 9th Floor
                  New York NY 10019

                    Signature must conform in all respect to name of Warrant Holder as Specified on the face of the Warrant

                               AMENDMENT NO. 1 TO
                         COMMON STOCK PURCHASE B WARRANT


         THIS AMENDMENT NO. 1 to Common Stock B Warrant is made and entered into as of this 15th day of June, 2004 by and between XRG, Inc., a Delaware corporation (the "Company"), and Barron Partners LP, or its registered assigns (the "Warrant Holder"). All capitalized terms used but not defined in this Amendment No. 1 shall have the meanings ascribed to them in that certain XRG, Inc. Common Stock Purchase B Warrant issued on or about March 31, 2004 to Barron Partners LP (the "Warrant").

         FOR TEN DOLLARS ($10.00) in hand, and other good and valuable consideration, including the inducement and facilitation of additional financing for the Company, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Company and Warrant Holder agree as follows:

1. The number of shares (being 54,166,666) ("Warrant Shares") is hereby deleted and amended and replaced with 9,166,667 shares.

2. The "Expiration Date" of March 31, 2009 is hereby deleted and replaced with the Expiration Date of March 31, 2006 (or eighteen months of effectiveness of a Registration Statement subsequent to the date of this Amendment, whichever is longer).

3. The "Exercise Price" and "Exercise Price per Share" of $0.25 is hereby deleted and replaced with the Exercise Price per Share of $0.01.

4.   Section 7.d. of the Warrant is hereby deleted.

5.   Section 7.e. of the Warrant is hereby deleted.

6.   Section 5.e. of the Warrant is hereby deleted.

7. The Form of Election to Purchase is deleted and replaced and superseded by the Amended Form of Election attached hereto as Appendix A.

         IN WITNESS WHEREOF, this Amendment No. 1 to XRG, Inc. Common Stock Purchase B Warrant is executed and delivered as of the day and year first above printed.

         XRG, Inc.

         By:
             ----------------------------------------
         Name:
               -----------------------------
         Title:
                -------------------------------------

Accepted:

BARRON PARTNERS LP

By:
    ----------------------------------------------------------
         Andrew Barron Worden, Managing Partner

                                   Appendix A

                      AMENDED FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:    XRG, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase 8,684,211 shares of Common Stock ("Common Stock"), $0.001 par value, of XRG, Inc. and encloses one warrant and $0.01 in cash and/or common stock of the Company (or the right thereto) for each Warrant Share being purchased, which sum/value represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

Barron Partners LP
730 Fifth Avenue, 9th Floor
New York NY 10019

43-1981699
-----------------------------------------------------------------------
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

---------------------------------------------------

---------------------------------------------------

---------------------------------------------------
(Please print name and address)

Dated:
       -----------------------------

                  Name of Warrant Holder:


                  --------------------------------
                  Andrew Barron Worden
                  Managing Partner
                  Barron Partners LP
                  730 Fifth Avenue, 9th Floor
                  New York NY 10019

                    Signature must conform in all respect to name of Warrant Holder as Specified on the face of the Warrant


                                      A-1